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                                                                   EXHIBIT 10.24

                                                      Tenant Expansion Amendment
                                                           Improvement Allowance

                                TENTH AMENDMENT


     This Tenth Amendment (the "Amendment") is made and entered into as of the 5/th/ day of April, 1999, by and between EOP Northwest Properties, L.L.C., a Delaware limited liability company ("Landlord"), and Ragen MacKenzie Incorporated, a Washington corporation ("Tenant").

                                  WITNESSETH

A. WHEREAS, Landlord (as successor in interest to Wright-Carlyle Seattle, a Washington general partnership) and Tenant (as successor in interest to Cable, Howse & Ragen) are parties to that certain lease dated the 8/th/ day of November, 1983, for space currently containing approximately 35,285 rentable square feet (the "Original Premises") described as Suite Nos. 3710, 3760, 3780, 4150 and 4300 on the thirty-seventh (37/th/), forty-first (41/st/) and forty-third (43/rd/) floors of the building commonly known as First Interstate Center and the address of which is 999 Third Avenue, Seattle, WA 98104 (the "Building"), which lease has been previously amended or assigned by instruments dated December 19, 1998, August 24, 1992 ("Second Amendment"), June 1, 1993 ("Third Amendment"), July 20, 1995 ("Fourth Amendment"), April 30, 1997 ("Fifth Amendment"), June 6, 1997 ("Sixth Amendment"), September 26, 1997 ("Seventh Amendment"), September 21, 1998 ("Eighth Amendment") and November 6, 1998 ("Ninth Amendment") (collectively, the "Lease"); and

B. WHEREAS, Tenant has requested that additional space known as Suite Nos. 4160 and a portion of Suite 4140 containing approximately 2,367 rentable square feet on the forty-first (41/st/) floor of the Building shown on Exhibit A hereto (the "05/15/99 Expansion Space") be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions hereinafter set forth;

C. WHEREAS, the Lease by its terms shall expire on February 28, 2002 ("Prior Expiration Date"), and the parties desire to extend the Term of the Lease only for the 05/15/99 Expansion Space, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.   Expansion and Effective Date. Effective as of the Expansion Effective
          ----------------------------
          Date (as hereinafter defined), the Premises, as defined in the Lease, is increased from 35,285 rentable square feet on the thirty-seventy (37/th/), forty-first (41/st/) and forty-third (43/rd/) floors to 37,652 rentable square feet on the thirty-seventh (37/th/), forty-first (41/st/) and forty-third floors (43/rd/) by the addition of the 05/15/99 Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the 05/15/99 Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Lease term for the 05/15/99 Expansion Space shall commence on the Expansion Effective Date and end on the 05/15/99 Expansion Expiration Date (defined below). The 05/15/99 Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the 05/15/99 Expansion Space.

          A. The Expansion Effective Date shall be May 15, 1999 ("Expansion Effective Date").

          B. The Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the 05/15/99 Expansion Space for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Effective Date is delayed, the 05/15/99 Expansion Expiration Date under the Lease shall not be similarly extended.

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II.  Extension. The Term with respect to the 05/15/99 Expansion Space only is
     ---------
     hereby extended for a period of twenty-seven (27) months and shall expire on May 31, 2004 ("05/15/99 Expansion Expiration Date"), unless sooner terminated in accordance with the terms of the Lease.

III. Monthly Rent.
     ------------

     In addition to Tenant's obligation to pay Rent for the Original Premises, Tenant shall pay Landlord the sum of Four Hundred Ninety Two Thousand Six Hundred Fifty-Five and 59/100 Dollars ($492,655.59) as Rent for the 05/15/99 Expansion Space in sixty-one (61) monthly installments as follows:

     A. One (1) installment of Four Thousand Four Hundred Sixty One and 99/100 Dollars ($4,461.99) [representing seventeen (17) days at $262.47 per diem] payable on or before May 15, 1999, as applicable to the period beginning May 15, 1999, and ending May 31, 1999.

     B. Sixty (60) equal installments of Eight Thousand One Hundred Thirty-Six and 56/100 Dollars ($8,136.56) each payable on or before the first day of each month during the period beginning June 1, 1999, and ending May 31, 2004.

     All such Rent shall be payable by Tenant in accordance with the terms of
     Section 4 of the Lease.

IV.  Additional Security Deposit. Upon Tenant's execution hereof, Tenant shall
     ---------------------------
     pay Landlord the sum of Zero Dollars ($-0-) which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is not increased from $0.00.

V.   Tenant's Percentage of the Building. For the period commencing with the
     -----------------------------------
     Expansion Effective Date and ending on the 05/15/99 Expansion Expiration Date, Tenant's Percentage of the Building for the 05/15/99 Expansion Space is two thousand five hundred six ten-thousandths percent (0.2506%).

VI.  Operating Costs and Taxes. For the period commencing with the Expansion
     -------------------------
     Effective Date and ending on the 05/15/99 Expansion Expiration Date, Tenant shall pay for its pro rata share of Operating Costs and Taxes applicable to the 05/15/99 Expansion Space in accordance with the terms of Sections 8 and 9 of the Lease, as amended; provided, however, during such period, the Base Year for the computation of Tenant's pro rata share of Operating Costs and Taxes applicable to the 05/15/99 Expansion Space is 1999.

VII. Improvements to 05/15/99 Expansion Space.
     ----------------------------------------

     A. Condition of 05/15/99 Expansion Space. Tenant has inspected the 05/15/99 Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

     B. Cost of Improvements to 05/15/99 Expansion Space. Provided Tenant is not in default, Tenant shall be entitled to receive an improvement allowance (the "05/15/99 Expansion Improvement Allowance") in an amount not to exceed Twenty-Three Thousand Six Hundred Seventy and no/100 Dollars ($23,670.00) (i.e., $10.00 per rentable square foot of the 05/15/99 Expansion Space) to be applied toward the cost of performing Tenant's initial construction, alteration or improvement of the 05/15/99 Expansion Space, including but not limited to the cost of space planning, design and related architectural and engineering services. In the event the total cost of Tenant's initial improvements to the 05/15/99 Expansion Space exceeds the 05/15/99 Expansion Improvement Allowance, Tenant shall pay for such excess upon demand. The entire unused balance of the 05/15/99 Expansion

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          Improvement Allowance, if any, shall accrue to the sole benefit of
          Landlord. Landlord shall pay such 05/15/99 Expansion Improvement Allowance directly to the contractors retained to perform the construction, design or related improvement work to the 05/15/99 Expansion Space.

      C. Responsibility for Improvements to 05/15/99 Expansion Space. Landlord shall enter into a direct contract for Tenant's initial improvements to the 05/15/99 Expansion Space with a general contractor selected by Landlord. Tenant shall devote such time in consultation with Landlord or Landlord's architect as may be required to provide all information Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant's written approval of, the plans for Tenant's initial improvements to the 05/15/99 Expansion Space in a timely manner. All plans for Tenant's initial improvements to the 05/15/99 Expansion Space shall be subject to Landlord's consent, which consent shall not be unreasonably withheld. If the cost of such improvements exceeds the 05/15/99 Expansion Improvement Allowance, then prior to commencing any construction of improvements to the 05/15/99 Expansion Space, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost, including but not limited to the cost of space planning, design and related architectural and engineering services, labor and materials, contractor's fees, and permit fees. Within a reasonable time thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate or specify its objections thereto and any desired changes to the proposed improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

      D. Tenant acknowledges that the improvement work to the 05/15/99 Expansion Space may be performed by Landlord in the 05/15/99 Expansion Space during Normal Business Hours subsequent to the 05/15/99 Expansion Effective Date. Landlord and Tenant agree to cooperate with each other in order to enable the improvement work to the 05/15/99 Expansion Space to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the improvement work to the 05/15/99 Expansion Space or inconvenience suffered by Tenant during the performance of the improvement work to the 05/15/99 Expansion Space shall not subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

VIII. Early Access to 05/15/99 Expansion Space. During any period that Tenant
      ----------------------------------------
      shall be permitted to enter the 05/15/99 Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements, if any), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Rent or Additional Rent as to the 05/15/99 Expansion Space. If Tenant takes possession of the 05/15/99 Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the 05/15/99 Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Rent and Additional Rent as applicable to the 05/15/99 Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

IX.   Other Pertinent Provisions. Landlord and Tenant agree that, effective as
      --------------------------
      of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

      A.  Parking. Effective as of the Expansion Effective Date, Paragraph 18A,
          -------
          "Parking", of Exhibit C, Addendum to Lease, is deleted in its entirety from Article IX.A of the Ninth Amendment and the following shall be substituted in lieu thereof:

          18.  Parking.

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               A.   During the period commencing on the Expansion Effective Date and ending on the 05/15/99 Expansion Expiration Date, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant up to a maximum of twenty four (24) unreserved, self-park parking spaces (collectively, the "Spaces") plus two (2) unreserved valet-park parking spaces on a monthly as available basis, as determined by Landlord, in the Building garage ("Garage") for the use of Tenant and its employees. During the period commencing March 1, 2002 and ending on November 30, 2003, Tenant shall have the right to lease from Landlord and Landlord agrees to lease to Tenant up to a total of three (3) unreserved, self-park parking spaces (collectively, the "Spaces") in the Building garage ("Garage") for the use of Tenant and its employees. During the period commencing December 1, 2003, and ending May 31, 2004, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant up to a total of one (1) unreserved, self-parking parking space in the Building garage for the use of Tenant and its employees. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of reserved and unreserved Spaces set forth above.

     B. Paragraph VII, "Mutual Termination Option", of the Eighth Amendment is deleted in its entirety and is null, void and of no further force or effect.

     C. CONTINGENCY. This Tenth Amendment is expressly contingent upon Landlord entering into a satisfactory early termination agreement with the previous occupant of the 05/15/99 Expansion Space. In the event Landlord is unable to enter into such termination agreement on or before April 10, 1999, this Tenth Amendment is null, void and of no further force or effect.

     D.   Deleted Provisions. Exhibit B, "Tenant Improvements", Exhibit B.1,
          ------------------
          "Tenant Improvement Plans" and Exhibit B.2, "Tenant Improvements Paid by Tenant", of the Lease; Exhibit D, "Tenant Improvements to be Done in 1992 in Conjunction with the Second Amendment", of the Second Amendment; Exhibit E, "Tenant Improvement Budget dated 07/09/92", of the Second Amendment; Exhibit F, "Tenant Improvements to be Done in 1993 in Conjunction with the Third Amendment", of the Third Amendment; Exhibit G, "Tenant Improvements in Conjunction with Fourth Amendment", of the Fourth Amendment; Exhibit B.3, "Tenant Improvements in Conjunction with Fifth Amendment", of the Fifth Amendment; Exhibit B.4, "Tenant Improvements in Conjunction with Sixth Amendment", of the Sixth Amendment; and Exhibit B.5, "Tenant Improvements in Conjunction with Seventh Amendment", of the Seventh Amendment; shall all be deleted in their entirety and are null, void and of no further force or effect.

     E. Landlord and Tenant specifically agree that neither of Tenant's options to extend the Lease term pursuant to item 15 of Exhibit C to the Lease shall apply to the 05/15/99 Expansion Space. Such extensions shall apply only to the original Premises.

X.   Miscellaneous.
     -------------

     A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

          B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

          C. In the case of inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

          D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

          E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

          F. Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Behar Company ("Tenant's Broker") in connection with this Amendment. Tenant agrees to idemnify and hold Landlord and Landlord Related Parties harmless from all claims of any brokers other than Tenant's Broker claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment other than Wright Runstad & Company ("Landlord's Broker"). Landlord agrees to idemnify and hold Tenant and Tenant Related Parties harmless from all claims of any brokers other than "Landlord's Broker" claiming to have represented Landlord in connection with this Amendment.

          G. This amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                             LANDLORD: EOP Northwest Properties, L.L.C.,
                                       a Delaware limited liability company


                                       By: EOP Northwest Properties, Inc.
                                               a Delaware corporation,
                                               Its manager

                                        By:  /s/ John Gallander
                                            --------------------------------
                                        Name:   John Gallander
                                             -------------------------------
                                        Title:  Vice President - Leasing
                                              ------------------------------


                             TENANT: Ragen MacKenzie Incorporated,
                                     a Washington corporation


                                By: /s/ Robert Mortell Jr.
                                   ---------------------------------------

                                Name:  Robert J. Mortell Jr.
                                     -------------------------------------

                                Title: Vice Chairman & COO
                                      ------------------------------------

                                  GUARANTORS (and spouses):

                                       None
                                     -------------------------------------

               THIS PAGE IS REQUIRED IF PROPERTY IS IN DELAWARE,
          MICHIGAN, OHIO, UTAH, WASHINGTON, D.C. OR WASHINGTON STATE

                           LANDLORD ACKNOWLEDGEMENTS

STATE OF  Colorado             )
COUNTY OF Arapahoe             ) ss:

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that John Gailander, personally known to me to be the Vice President Leasing of EOP Northwest Properties, Inc., a Delaware corporation, manager of EOP Northwest Properties, L.L.C., a Delaware limited liability company, and personally known to me to be the same person whose name is subcribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do,
(s)he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself/herself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

     Given under my hand and official seal this 17 day of May 1999.

                                          Notary Public /s/ Patricia Ann Reichle
                                                        ------------------------
              [SEAL]
                                          Printed Name  /s/ Patricia Ann Reichle
                                                        ------------------------

My Commission Expires: 1.14.2001
                      ---------------------------------

                            TENANT ACKNOWLEDGEMENTS
                                  Corporation

STATE OF Washington   )
COUNTY OF King        ) ss:

     On this the 19/th/ day of April, 1999, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared Robert J. Mortell Jr. known to me to be the Vice Chairman and COO of Ragen Mackenzie Incorporated, one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said coporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.
     IN WITNESS THEREOF, I hereunto set my hand and official seal.

                                     Notary Public  /s/ Yvonne Carlson
                                                    ------------------
                               [SEAL]
                                     Printed Name   /s/ Yvonne Carlson
                                                    ------------------
My Commission Expires: 4.1.2000
                       --------

                                   EXHIBIT A

                                  Floor Plan
                       Showing 05/15/99 Expansion Space




                        [FLOOR PLAN OF EXPANSION SPACE]